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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement (Form S-3 for the registration of 207,675 shares of common stock) of our report dated January 14, 2000 included in Compass Bancshares, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement.

                                       /s/ Arthur Andersen
                                       --------------------------------------

Birmingham, Alabama
April 27, 2000